BOSTON ADVISORS TRUST

                       BOSTON ADVISORS CASH RESERVES FUND
               BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 28, 2004

                  This supplement is dated December 30, 2004.

        The Prospectus of Boston Advisors Trust dated August 28, 2004, is hereby supplemented with the following information:

As a result of a corporate restructuring, effective December 1, 2004, of certain subsidiaries of AXA, SA, the parent company of Boston Advisors, Inc. (the "adviser"), MONY Capital Management, Inc. (the "subadviser") no longer serves as subadviser to the Boston Advisors Cash Reserves Fund or the Boston Advisors U.S. Government Money Market Fund (the "funds"). It is expected, however, that the former personnel of the subadviser who were responsible for portfolio management of the funds will continue in that capacity as employees of the adviser. The adviser remains the investment adviser for each fund, and the adviser has assumed all responsibilities previously delegated to the subadviser. The adviser will perform all of the functions of the subadviser using the same investment strategies and methodologies previously employed by the subadviser. This new arrangement will not result in any increase in investment advisory fees payable by the funds or any change in the funds' investment policies.

Accordingly, all references in the Prospectus to "MONY Capital Management, Inc." or the "subadviser" are hereby deleted.

                               Supplement Page 1

                             BOSTON ADVISORS TRUST

                       BOSTON ADVISORS CASH RESERVES FUND
               BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2004

                  This supplement is dated December 30, 2004.

        The Statement of Additional Information of Boston Advisors Trust dated August 28, 2004, is hereby supplemented with the following information:

As a result of a corporate restructuring, effective December 1, 2004, of certain subsidiaries of AXA, SA, the parent company of Boston Advisors, Inc. (the "Adviser"), MONY Capital Management, Inc. (the "Subadviser") no longer serves as subadviser to the Boston Advisors Cash Reserves Fund or the Boston Advisors U.S. Government Money Market Fund (the "Funds"). It is expected, however, that the former personnel of the Subadviser who were responsible for portfolio management of the Funds will continue in that capacity as employees of the Adviser. The Adviser remains the investment adviser for each Fund, and all responsibilities previously delegated to the Subadviser have been assumed by the Adviser. The Adviser will perform all of the functions of the Subadviser using the same investment strategies and methodologies previously employed by the Subadviser. This new arrangement will not result in any increase in investment advisory fees payable by the Funds or any change in the Funds' investment policies.

Accordingly, all references in the Statement of Additional Information to "MONY Capital Management, Inc." or the "Subadviser" are hereby deleted.



                               Supplement Page 2